                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2002

                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                   000-27917                 65-0729900
       (State or other          (Commission File           (IRS Employer
        jurisdiction of              Number)            Identification No.)

                              14860 Montfort Drive
                                    Suite 210
                               Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

                                       1

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (a)   If, to the knowledge of management, a change in control of the registrant has occurred, state the name of the person(s) who acquired such control:  Mr. Phillip Verges and VergeTech, Inc.

                the basis of the control: conversion of debt to shares,
                constituting more than 50% of the issued and outstanding common stock as decribed in Agreements filed in a previous Form 8K on
                July 22, 2002.

                the amount and the source of the consideration used by such person(s): conversion of promissory note in the amount of $1.8
                Million.

                the date and a description of the transaction(s) which resulted in the change in control:

     On October 25th, 2002, in accordance with the terms of the June 19th, 2002
Asset Purchase Agreement between IPVoice Communications Inc. and VergeTech Inc., the Board of Directors of VergeTech, Inc. resolved to convert $1.8 million of the $3 million dollar debt originating from the VergeTech sale of assets to
IPVoice Communications. Such elimination of debt resulted in the issuance of
60 million restricted common shares of IPVoice Communications Inc.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     NOT APLLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     NOT APLLICABLE

ITEM 5.  OTHER EVENTS

     On October 25th, 2002, subsequent to the VergeTech conversion, the Board of
Directors of IPVoice Communications, Inc. voted to reverse split the stock on a
30 shares for 1 one share basis of IPVoice Communications Inc. effective as of close of business on October 29th or the first day possible thereafter in conjunction with the necessary administration to affect the reverse with NASDAQ.
A majority of the outstanding shares of common stock of IPVoice Communications,
Inc. consented to such action. After the split, the Company has 3,633,333 shares of common stock issued and outstanding. Prior to the split, the Company had
109,000,000 shares of Common Stock outstanding.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     NOT APLLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     NOT APLLICABLE

                                       2

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges, CEO
                                       IPVoice Communications, Inc.
                                                           (Registrant)